REINSURANCE COVER NOTE

                                                          Agreement No:  970062


                MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:

REINSURED:           HOME STATE INSURANCE GROUP
---------

                     HOME STATE INSURANCE COMPANY
                     Red Bank, New Jersey
                     QUAKER CITY INSURANCE COMPANY
                     Trevose, Pennsylvania
                     NEW YORK MERCHANT BAKERS INSURANCE
                     COMPANY Binghamton, New York
                     HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK Binghamton, New York
                     PINNACLE INSURANCE COMPANY
                     Carrollton, Georgia
                     WESTBROOK INSURANCE COMPANY
                     Wallingford, Connecticut
                     (hereinafter referred to as the "Company")

TYPE:                BLACK AND SILVER CAR COMMERCIAL AUTOMOBILE LIABILITY QUOTA
----                 SHARE REINSURANCE AGREEMENT

PERIOD:              Continuous from January 1, 1997 at 12:01 a.m., Eastern
------               Standard Time, subject to cancellation at any January 1
                     anniversary thereafter by either party giving ninety (90) days' prior written notice.

                     In the event of cancellation, at the Company's option:

                     1. Reinsurers shall remain liable for their share of all policies in force hereunder at the effective date of cancellation until the natural expiration or prior termination date of said policies, but in no event more than twelve (12) months plus three (3) months' odd time.
                     2. The Company shall reassume the unexpired liability for all in-force business as of the date of cancellation and the Reinsurers shall return their share of the unearned premium less ceding commission.

CLASS:               All in-force, new and renewal business classified by the
-----                Company as Black and Silver Car Commercial Automobile
                     Liability including No-Fault, Uninsured and Underinsured
                     Motorists and Medical Payments.

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
                                                         REINSURANCE COVER NOTE

                                                          Agreement No:  970062


EXCLUSIONS:          This Agreement shall not apply to:
----------

                     1. Assumed reinsurance other than business assumed via intra-company reinsurance and facultative commercial automobile liability reinsurance in connection with business originally produced by the Company and reported to Reinsurers;
                     2. Loss or liability excluded by the provision of the "Nuclear Incident Exclusion Clauses - Liability - Reinsurance - USA and Canada";
                     3.   Financial Guarantee and Insolvency;
                     4.   Insolvency Funds;
                     5. War Risks, as described in the North American War Risk Exclusion Clause;
                     6. All business derived directly or indirectly from any Pool, Association or Syndicate, except that individual losses from Assigned Risk Plans or similar plans are not excluded.

TERRITORIAL
SCOPE:               As per the Company's original policies.
-----
QUOTA SHARE
PARTICIPATION:       50% of the Company's net liability, not to exceed 50% of
-------------        $100,000 per person/$300,000 per occurrence Bodily Injury
                     and $50,000 per occurrence Property Damage for Black Cars and $25,000 per person/$50,000 per occurrence Bodily Injury and $10,000 per occurrence Property Damage for Silver Cars, including Personal Injury Protection and Uninsured and
                     Underinsured Motorists.

PREMIUM:             50% of original net written premium. Premium ceded shall be
-------              net of the cost of the First-Fourth Casualty Clash Excess
                     of Loss Reinsurance Agreements' earned reinsurance premium.

WARRANTY:            Reinsurers hereon to have the benefit of recoveries from
--------             the Company's Casualty Clash Excess of Loss Reinsurance
                     Agreements with limits of 100% of $6,000,000 each occurrence excess of $500,000 each occurrence. The First
                     Casualty Clash Excess of Loss Reinsurance Agreement, 100% of $500,000 each occurrence excess $500,000 each occurrence, will have two reinstatements The Second-Fourth
                     Casualty Excess of Loss Reinsurance Agreement will have one reinstatement on each layer.

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

                                                         REINSURANCE COVER NOTE

                                                          Agreement No:  970062

CEDING
COMMISSION:          Three-Year Block: January 1, 1996 - December 31, 1998
----------

                     Provisional commission of 27.0% of ceded premiums, subject to adjustment on earned-to-incurred basis, as follows:

                     Minimum Ceding Commission of 22.00% at a Loss Ratio of 71.50% or higher; Increasing 1.00% for each 1.00% reduction in Loss Ratio; Provisional Ceding Commission of 27.00% at a Loss Ratio of 66.50%; Increasing 1.00% for each 0.75% reduction in Loss Ratio; Maximum Commission of 39.00% at a 57.50% Loss Ratio. Loss Corridor: The Company will retain net 7.0 loss ratio points attaching at a ceded loss ratio of 71.5% and ending at 78.5%.

                     Annual adjustments at the end of each Agreement period based on losses incurred during each accident year. No upward adjustment until the end of the three-year block.

                     Deficit/Credit carry forward not to exceed three (3) years.

                     Calculation of this commission adjustment shall apply collectively for all Companies reinsured under this Agreement, and not individually.

REPORTS AND
ACCOUNTS:            Within sixty (60) days after the close of each month, the
--------             Company shall render to the Reinsurers the following:

                     a.   Reinsurance premium written for the month;
                     b. Less ceded earned premium for Casualty Clash reinsurance for the month which inures to the benefit of the Quota Share;
                     c. Less commission allowed on the reinsurance premium for the month;
                     d. Less Reinsurers' share of paid loss and loss adjustment expenses paid during the month;
                     e. Plus Reinsurers' share of all salvage recovered during the month;
                     f.   Net balance due.

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
                                                         REINSURANCE COVER NOTE

                                                          Agreement No:  970062

                     The Company shall advise the unearned premium and outstanding losses by line of business and remit the Reinsurers' net balance within sixty (60) days after the end of each month.

CLAUSES:             Net Liability.
-------              Parties to the Agreement.
                     Reinsurers Liability.
                     Losses and Loss Settlements.
                     Extra Contractual Obligations on a 100% basis, subject to a maximum loss of $250,000 plus allocated loss adjustment expenses for Reinsurers' share.
                     Loss in Excess of Policy Limits on a 100% basis, subject to a maximum loss of $250,000 plus allocated loss adjustment expenses for Reinsurers' share.
                     Funding of Reserves.
                     Currency.
                     Taxes.
                     Access to Records.
                     Errors and Omissions, not to apply to Exclusions.
                     Original Conditions.
                     Insolvency.
                     Arbitration.
                     Federal Excise Tax.
                     Service of Suit - NMA 1998 - Mendes & Mount (where
                       applicable).
                     Offset.
                     Severability.
                     Minet Re North America, Inc. Intermediary.

WORDING:             As per existing Reinsurance Agreements as far as applicable
-------              and as noted herein, which complies with the requirements
                     of the State of New York Insurance Department.

REINSURERS:
----------


                      NAIC
    FEIN No.          No.        Through Minet Re North America                   Share
    --------          ----       ------------------------------                   -----

    23-0580680        24457      Reliance Insurance Company
                                   through Reliance Reinsurance Corp.              50%
                                   Philadelphia, Pennsylvania
    16-0366830        22314      Underwriters Reinsurance Company                  50%
                                   Concord, New Hampshire                          --

                                     TOTAL PLACEMENT:    100%
                                                         ====


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

                                                         REINSURANCE COVER NOTE

                                                          Agreement No:  970062


We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.

FOR AND ON BEHALF OF:

MINET RE NORTH AMERICA, INC.


___________________________                          DATE:  _______________
Senior Vice President


AGREED TO:
HOME STATE INSURANCE GROUP

HOME STATE INSURANCE COMPANY
QUAKER CITY INSURANCE COMPANY
NEW YORK MERCHANT BAKERS INSURANCE COMPANY
HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY



___________________________                          DATE:  _______________
Authorized Signature

Please examine this document carefully and advise us immediately if any of the details on the security used are not in accordance with your order or requirements.

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